                                                                  EXHIBIT 10(bb)

             ENZO DIAGNOSTICS, INC. - BAXTER HEALTHCARE CORPORATION,
                  SCIENTIFIC PRODUCTS AND LIFESCIENCES DIVISION
                            DISTRIBUTORSHIP AGREEMENT

THIS AGREEMENT, effective upon acceptance by both parties below by and between ENZO DIAGNOSTICS, INC. ("ENZO"), a New York corporation having its principal place of business at 60 Executive Boulevard, Farmingdale, New York 11735, and the Scientific Products, Industrial and Lifesciences division of Baxter Healthcare Corporation ("BAXTER") a Delaware Corporation having its principal place of business at 1430 Waukegan Road, McGaw Park, Illinois 60085.

          WHEREAS, ENZO owns rights to certain PATENTS listed in EXHIBIT A ("PATENTS");

          WHEREAS ENZO manufactures and/or sells certain products covered by claims of PATENTS which products are listed in EXHIBIT B hereto ("PRODUCTS");

          WHEREAS BAXTER wishes to market and distribute some of said PRODUCTS on a nonexclusive basis in accordance with the terms and conditions of this Agreement;

          NOW, THEREFORE, in consideration of the good and valuable mutual agreements hereinafter set forth, the parties hereto agree as follows:


1.   Distributor Appointment


     ENZO hereby appoints BAXTER to act as its nonexclusive distributor worldwide for the distribution and sale of PRODUCTS (EXHIBIT B), and BAXTER agrees to act as such distributor under the terms and conditions set forth herein.

     BAXTER agrees:

          a.   not to purchase any PRODUCTS from other suppliers;

          b.   not to manufacture PRODUCTS;

          c.   to rely on ENZO as its sole source of PRODUCTS;

          d.   not to use any PRODUCT to manufacture new or other PRODUCTS;

          e. that all PRODUCTS distributed by BAXTER are for research use only and are not intended for or to be used for diagnostic or therapeutic purposes; and

          f. that except for DISTRIBUTION under the terms and conditions as set forth in this AGREEMENT, purchase does not include any right or license to exploit these PRODUCTS commercially, including any right to sell these PRODUCTS to other distributors and that any other commercial use or development of these PRODUCTS without the express written authorization of ENZO is strictly prohibited.


     Nothing herein creates or constitutes a partnership or an agreement of agency between the parties with respect to any activities whatsoever. The relationship between ENZO and BAXTER shall be that of seller and buyer, and neither party shall conclude any contract or agreement or make any commitment, representation or warranty which binds the other party or otherwise act in the name of or on behalf of the other party.

     ENZO and BAXTER agree that the distribution relationship between them does not constitute, nor does it imply, a license of any of ENZO's technology or patents, nor does it abrogate any of ENZO's rights under its patents. ENZO maintains full rights under its PATENTS. The foregoing statements are paramount to this AGREEMENT.

2.   PRODUCTS, Price and Payment

     A list of Enzo's current domestic retail price index is included in EXHIBIT B hereto and incorporated by reference herein. The price to BAXTER for each product shall be * the current domestic retail price as reflected by the price index.

     Prices to BAXTER may be adjusted no more than once during each calendar year. ENZO has the right to adjust prices to BAXTER after providing BAXTER with forty-five (45) days written notice. Any such price adjustment will affect future purchases only and ENZO agrees to honor BAXTER's

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

     existing purchase orders on the effective date of such price adjustment at the prices in effect prior to such effective date.

     ENZO or BAXTER may propose in writing to delete PRODUCT in EXHIBIT B. ENZO or BAXTER may propose to add PRODUCT or products to EXHIBIT B. Both partners must agree in writing to such additions before such changes are incorporated therein.

3.   Distributor Duties

     BAXTER shall:

               a. submit its orders for the PRODUCTS on its standard purchase order form. To the extent that the terms and conditions of BAXTER's standard purchase order form are inconsistent with the terms and conditions of this Agreement, the terms and conditions of this Agreement shall govern;

               b. pay for all such orders within thirty (30) days of the invoice date for such order;

               c. advertise and promote the PRODUCTS by methods which in BAXTER's judgment are best suited for the sale of such PRODUCTS;

4.   Supplier's Duties

          ENZO shall:

               a. promptly ship to all BAXTER distribution centers in accordance with the shipping instructions (compatible with ENZO's shipping policy and PRODUCT stability) specified in BAXTER's purchase orders, collect, F.O.B. origin, with carrier to bill third party freight charges to Baxter Healthcare Corporation, Scientific Products freight payment, P.O.Box 815, Deerfield, Illinois 60015. All direct (drop) shipments to BAXTER's customers by ENZO shall be F.O.B. destination, Prepaid and Add. Baxter reserves the right to determine the carriers to be selected for shipment to its customers (compatible with ENZO's shipping policy and PRODUCT stability);

               b. adequately package and deliver the PRODUCTS, using those references to and trademarks of BAXTER as BAXTER shall specify in writing;

               c. execute and comply with the provisions of BAXTER's Continuing Guaranty, a copy of which is attached hereto as EXHIBIT C.

5.   Forecasts and Purchase Orders for BAXTER Inventory

     BAXTER shall issue a forecast schedule by the end of the mid-month of each calendar quarter covering its estimated requirements for PRODUCTS for the succeeding two (2) calendar quarters. Such forecast shall be considered for planning purposes only and not in any way be considered a purchase commitment.

     A purchase order will be issued by BAXTER at least sixty (60) days in advance of the requested delivery of PRODUCT. This purchase order will indicate specific delivery and/or shipping requirements. Purchase orders will be delivered to ENZO by Federal Express or similar carrier so that the receipt can be confirmed. Orders placed with ENZO may not be canceled by BAXTER more than * after issuance of order. ENZO shall meet such requirements unless it advises BAXTER within * of the date of such purchase order that it is unable to supply PRODUCT as ordered by BAXTER whereupon the parties agree to discuss a revised schedule for delivery of PRODUCT to BAXTER. After ENZO and BAXTER agree to the provisions of a revised schedule, ENZO will make its best efforts to fulfill the provisions of the revised schedule.

6.   PRODUCT Deliveries and Specifications for BAXTER Inventory

     Within thirty (30) days after the effective date of this Agreement, ENZO shall provide BAXTER with PRODUCT specifications and package inserts for those PRODUCTS in EXHIBIT B that BAXTER intends to distribute.

     When an order is placed by BAXTER for its inventory ENZO shall ship the PRODUCT in accordance with Section 4 above. ENZO shall supply, at the time of shipment of the PRODUCT to BAXTER a statement that the PRODUCT conforms to the PRODUCT specifications. If after receipt of the PRODUCT BAXTER determines that it does not conform to the PRODUCT

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

     specification provided by ENZO, and that the failure to conform to the PRODUCT specifications was not the direct result of shipping and handling, BAXTER will provide ENZO with documentation of this failure to conform to the PRODUCT specifications. If ENZO accepts the documentation provided by BAXTER ENZO will ship a replacement order. If ENZO does not accept the documentation provided by BAXTER then the differences in the determination of the manufacturing specifications for the allegedly nonconforming PRODUCT will be settled by representatives of the technical staffs of ENZO and BAXTER.

7.   Patents and Trademarks

     a.   Patents

          ENZO shall defend, indemnify and hold harmless BAXTER from and against any liability arising out of a claim of patent infringement with respect to any of the PRODUCTS.

          If BAXTER receives a notice from a third party asserting that any of the PRODUCTS of this AGREEMENT infringe on an issued patent in the country of sale, then BAXTER shall immediately give written notice to ENZO. Upon notice to ENZO or BAXTER from a third party asserting that any of the PRODUCTS of this AGREEMENT infringe on an issued patent in the country in which such PRODUCTS are sold, ENZO has the right to exclude such PRODUCTS from this AGREEMENT for that country and can further by written notice instruct BAXTER to cease all such distribution of such PRODUCT in that country. Further distribution of PRODUCTS after such instruction from ENZO to BAXTER will be at the sole risk of BAXTER and BAXTER shall indemnify and hold harmless ENZO from all infringement liability and damages with respect to further distribution of such PRODUCTS, including legal costs and attorneys fees.

          Notwithstanding any third party infringement claims, all provisions of this AGREEMENT, including Section 6, shall not be affected but shall remain in full force and effect to the fullest extent possible.

          ENZO agrees to repurchase from BAXTER, at a price equivalent to the full purchase price paid by BAXTER any quantity of PRODUCT in BAXTER's inventory which BAXTER (i) has been instructed by ENZO to discontinue the sale of such PRODUCT, or (ii) reasonably believes it should or cannot sell, based upon an opinion of BAXTER's counsel that future sales by BAXTER may result in patent infringement, or because of a decision, whether interlocutory or final, rendered in any patent infringement action.

b.   Trademarks

     ENZO recognizes that BAXTER is the owner of the trademarks and trade names connoting BAXTER which it may elect to use in the promotion and sale of the PRODUCTS and that ENZO has no ownership or other rights or interests in such trademarks and trade names.

     BAXTER recognizes that ENZO is the owner of the trademarks and trade names connoting ENZO and ENZO's PRODUCTS which it may elect to use in the promotion and sale of the PRODUCTS and that BAXTER has no ownership or other rights or interests in such trademarks and trade names.

8.   Sales Promotions

     BAXTER shall use its best efforts in sales promotions and advertisement of the PRODUCTS such as individual client contact, direct mailings, catalog listings and trade meeting promotions. ENZO will provide BAXTER with one
     (1) copy of the literature, technical data, specifications and the like describing the PRODUCTS that BAXTER is distributing as they are currently produced for the assistance of BAXTER in the preparation of advertising, catalog and other sales and promotional material. BAXTER shall use its best efforts to list PRODUCTS in its future published product catalog(s) in which the PRODUCTS can be listed after the effective date of this AGREEMENT.

9.   PRODUCT Warranty

     In addition to all other warranties given by ENZO in this AGREEMENT and the exhibits hereto or otherwise, ENZO warrants that the PRODUCTS will conform to the specifications and samples provided by ENZO for such PRODUCTS; will be free from defects in design, materials and workmanship and are merchantable and fit for their intended purposes. ENZO's sole obligation is to replace the PRODUCTS with similar PRODUCTS to the extent of the purchase price. THIS WARRANTY IS EXPRESSLY IN LIEU OF ANY OTHER WARRANTIES OR LIABILITIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.  Storage and Stock Rotation

     ENZO agrees to share with BAXTER all necessary storage and stock rotation practices which apply to the PRODUCTS.

     BAXTER further agrees to take diligent care not to ship PRODUCTS to its customers which have expired, been damaged in storage or handling, or improperly stored. BAXTER will be responsible for damages arising from its shipment of expired, damaged, or improperly stored PRODUCTS.

11.  Confidentiality of Information

     BAXTER and ENZO agree that they will not disclose any proprietary and confidential information made available to them by the other party. Both parties further agree that all confidential material will be in writing and marked confidential and that they will not make more copies that necessary of documents or materials which are provided under this AGREEMENT, nor will they distribute such documents or materials, or copies thereof, to any third party. Furthermore, both parties agree to return any such documents or materials, or copies thereof, which are provided under this AGREEMENT if directed or requested to do so.

     The above obligations shall not apply to those portions of ENZO's and BAXTER's proprietary and confidential information which (1) are or become generally publicly available through no act or failure to act by the recipient party, (2) were demonstrably known to the other party prior to disclosure under this AGREEMENTS, or (3) are subsequently disclosed by a third party having a legal right to do so and not having a confidential relationship with respect thereto.

12.  Force Majeure

     No liability shall result to either party from delay in performance or from nonperformance under this Agreement caused by circumstances beyond the reasonable control of the party who has delayed performance or not performed. The nonperforming party shall be diligent in attempting to remove any such cause and shall promptly notify the other party of its extent and probable duration.

13.  Duration and Termination

     This AGREEMENT shall become effective as of the date hereinabove written and shall continue for a period of * . Unless terminated, it will continue thereafter for successive renewal terms of * . Either party may terminate this AGREEMENT without cause at any time by giving the other party notice in writing at least * in advance of the effective termination date stated in such notice.

     Each party may also terminate this AGREEMENT * prior written notice to the other party for a material breach by the other party of any of the provisions of this AGREEMENT where such breach is not cured within said notice period.

     Upon termination of this AGREEMENT all distribution rights to BAXTER will be deemed immediately canceled and returned in toto to ENZO.

15.  Indemnification

     Except to the extent the other is negligent or commits an act of wilful misconduct or in default of the terms hereof, each of the parties agrees to indemnify, defend and hold harmless the other party hereto, its successors and assigns, employees and agents, from and against, any and all claims, losses, liabilities, demands, damages, actions, suits, judgments, costs and expenses (including reasonable attorneys' fees), incurred, relating to, caused by or arising out of the breach of any covenant or agreement of such party under this AGREEMENT.

16.  Notices

     All notices, requests, demands and other communications required or permitted to be given hereunder shall be sent by personal delivery; certified mail, return receipt requested; telecopier; or overnight courier to the parties at the addresses set forth below or to such other address as a party shall have previously designated by written notice to the other party hereto in accordance with this section. Such notices shall be deemed given at the time delivered, if delivered personally; five (5) days after the day sent, if sent by certified mail; and one (1) business day after the day sent, if telecopied or sent by overnight courier.

----------
* The information omitted is confidential and has been filed separately with the Commission pursuant to Rule 406.

     ENZO:          Enzo Biochem, Inc.
                575 Fifth Avenue, 18th Floor
                New York, New York 10017
                Attn:  Dr. Barbara E. Thalenfeld
                Vice President, Corporate Development
                Fax No.:  (212) 856-0878

     BAXTER:        BAXTER Healthcare Corporation
                1430 Waukegan Road
                McGaw Park, IL 60085
                Attn:  Ms. Casey Rooney
                Fax No. (708) 473-3971

17.  Governing Law

     This Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of New York, including the Uniform Commercial Code as enacted in that jurisdiction, without giving effect to any choice of law rules which may direct the application of the laws of another jurisdiction.

18.  Waiver

     Any terms and conditions of this AGREEMENT may be waived at any time by the party or parties entitled to the benefit thereof but only by a written notice signed by the party or parties waiving such term or condition. Waiver by ENZO or BAXTER of any provision of this AGREEMENT shall not be deemed a waiver of future compliance therewith and such provision as well as all other provisions hereunder shall remain in full force and effect.

19.  Compliance with Laws

     Each party will comply with all United States laws, ordinances and regulations properly applicable to the manufacture, sale and distribution of the PRODUCTS described herein. Where applicable, the parties will comply with the laws of the country in which the product is being sold.

20.  Headings

     All Headings of the clauses of this AGREEMENT are inserted for convenience only and shall not affect any construction or interpretation of this AGREEMENT.

21.  Severability

     In the event that any clause of this Agreement shall be found to be void or unenforceable, such finding shall not be construed to render any other clause of this AGREEMENT either void or unenforceable, and all other clauses shall remain in full force and effect unless the clause(s) which is/are invalid or unenforceable shall substantially affect the rights or obligations granted to or undertaken by either party.

22.  Assignment

     This AGREEMENT may not be assigned by either party without the prior written consent of the other party hereto, provided that BAXTER may assign this AGREEMENT to any purchaser of all or substantially all of the assets of the Sellers' Scientific Products, Industrial and Lifesciences division. Any assignment which does not comply with the foregoing shall be null and void.

23.  Counterparts

     This AGREEMENT may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.  Entire Agreement

     This AGREEMENT together with the EXHIBITS attached hereto embodies the entire understanding between the parties hereto with respect to the subject matter hereof, and there are no contracts or prior drafts of the AGREEMENT, understandings, conditions, warranties or representations, oral or written, express or implied, with reference to the subject matter hereof which are not merged herein. Except as otherwise specifically stated, no amendment or modification of this AGREEMENT shall be of any force or effect unless reduced to writing and signed by both parties hereto.

     IN WITNESS, WHEREOF, the parties have caused this AGREEMENT to be executed by their duly authorized representatives.



Enzo Diagnostics, Inc.                      Baxter Healthcare Corporation
                                            Scientific Products, Industrial and
                                            Lifesciences Division


By:___________________________              By:___________________________


Title: President                            Title: V.P. Marketing
      ------------------------                    ------------------------

Date: 9/14/95                               Date: 9/15/95
     -------------------------                   -------------------------


                                  * * * * * * *

                                    EXHIBIT A

                      Enzo Diagnostics, Inc. Issued Patents

U.S. Patents
======================================================================================================
Patent Number                        Title/Inventor                                   Issue Date
------------------------------------------------------------------------------------------------------
4,687,732                     Visualization Polymers and Their                       Aug. 18, 1987
                              Application to Diagnostic Medicine
                              David C. Ward et al.
------------------------------------------------------------------------------------------------------
4,707,352                     Method of Radioactively Labeling                       Nov. 17, 1987
                              Diagnostic and Therapeutic Agents
                              Containing a Chelating Group
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------
4,707,440                     Nucleic Acid Hybridization Assay and                   Nov. 17, 1987
                              Detectable Molecules Useful in Such Assay
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------
4,711,955                     Modified Nucleotides and Methods of                    Dec. 8, 1987
                              Preparing and Using Same
                              David C. Ward et al.
------------------------------------------------------------------------------------------------------
4,746,604                     Specific Binding Assays Utilizing A Viable             May 24, 1988
                              Cell as a Label
                              Solomon Mowshowitz
------------------------------------------------------------------------------------------------------
4,755,458                     Composition and Method for the Detection               Jul. 5, 1988
                              of the Presence of a Polynucleotide
                              Sequence of Interest
                              Elazar Rabbani et al.
------------------------------------------------------------------------------------------------------
4,767,609                     Therapeutic and Diagnostic Processes                   Aug. 30, 1988
                              Using Isotope Transfer to Chelator-Target
                              Recognition Molecule Conjugate
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------
4,772,548                     Radioisotopicassay Using Isotope Transfer              Sep. 20, 1988
                              to Chelator-Target Recognition Molecule
                              Conjugate
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------
4,843,122                     Detectable Molecules, Method of                        June 27, 1989
                              Preparation and Use
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
4,849,208                     Detectable Molecules, Method of                        Jul. 18, 1989
                              Preparation and Use
                              Jannis G. Stavrianopoulos
======================================================================================================

======================================================================================================
Patent Number                        Title/Inventor                                   Issue Date
------------------------------------------------------------------------------------------------------
4,849,505                     Detectable Molecules, Method of                        Jul. 18, 1989
                              Preparation and Use
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------

4,868,103                     Analyte Detection by Means of Energy                   Sep. 19, 1989
                              Transfer
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------
4,889,798                     Heterologous System for the Detection of               Dec. 26, 1989
                              Chemically Labeled DNA and other
                              Biological Materials Providing a Receptor or
                              Target Moiety Thereon
                              Elazar Rabbani
------------------------------------------------------------------------------------------------------
4,894,325                     Hybridization Method for the Detection of              Jan. 16, 1990
                              Genetic Material
                              Dean Engelhardt et al.
------------------------------------------------------------------------------------------------------
4,900,659                     Nucleotide Sequence Composition and                    Feb. 13, 1990
                              Method for Detection for Neissera
                              Gonorrhoeae and Method for Screening for
                              a Nucleotide Sequence that is Specific for
                              a Genetically Distinct Group
                              Andrew Lo et al.
------------------------------------------------------------------------------------------------------
4,943,523                     Detectable Molecules, Method of                        Jul. 24, 1990
                              Preparation and Use
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------
4,952,685                     Detectable Molecules, Method of                        Aug. 28, 1990
                              Preparation and Use
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------
4,987,065                     In Vivo Labelling of Polynucleotide                    Jan. 22, 1991
                              Sequences
                              Jannis G. Stavrianopoulos et al.
------------------------------------------------------------------------------------------------------
4,994,373                     Method and Structures Employing                        Feb. 19, 1991
                              Chemically-Labelled Polynucleotide Probes
                              Jannis G. Stavrianopoulos et al.
------------------------------------------------------------------------------------------------------
5,002,885                     Detectable Molecules, Method of                        Mar. 26, 1991
                              Preparation and Use
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------
5,013,831                     Detectable Molecules, Method of                        May 7, 1991
                              Preparation and Use
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
5,024,933                     Method and Kit for Sample Adherence to                 June 18, 1991
                              Test Substrate
                              Huey-Lang Yang et al.
------------------------------------------------------------------------------------------------------
5,061,076                     Time-Resolved Fluorometer                              Oct. 29, 1991
                              Ian Hurley
------------------------------------------------------------------------------------------------------
5,082,830                     End Labeled Nucleotide Probe                           Jan. 21, 1992
                              Christine L. Brakel et al.
======================================================================================================

======================================================================================================
Patent Number                        Title/Inventor                                   Issue Date
------------------------------------------------------------------------------------------------------
5,175,269                     Compound and Detectable Molecules                      Dec. 29, 1992
                              Having An Oligo- or Polynucleotide with
                              Modifiable Reactive Group
                              Jannis G. Stavrianopoulos
------------------------------------------------------------------------------------------------------
5,241,060                     Base Moiety-Labeled Detectable Nucleotide              Aug. 31, 1993
                              Dean Engelhardt et al.
------------------------------------------------------------------------------------------------------
5,260,433                     Saccharide Specific Binding System                     Nov. 9, 1993
                              Labeled Nucleotides
                              Dean Engelhardt et al.
------------------------------------------------------------------------------------------------------
5,288,609                     Capture Sandwich Hybridization Method                  Feb. 22, 1994
                              and Composition
                              Dean Engelhardt et al.
------------------------------------------------------------------------------------------------------
5,328,824                     Methods of Using Labeled Nucleotides                   Jul. 12, 1994
7                              David C. Ward
------------------------------------------------------------------------------------------------------
5,449,767                     Modified Polynucleotides and Methods of                Sep. 12, 1995
                              Preparing Same
                              David C. Ward et al.
------------------------------------------------------------------------------------------------------

Foreign Patents Granted
======================================================================================================
Patent Number                                                                            Publication
(Country)                             Title/Inventor                                         Date
                                                                                       of Patent Grant
------------------------------------------------------------------------------------------------------
560 651                         Modified Nucleotides and Methods                        Oct. 16, 1987
(Australia)                     of Preparing and Using Same                             (16 yr. term
                                David C. Ward et al.                                    began Apr. 13,
                                                                                        1982)
------------------------------------------------------------------------------------------------------
1 219 824                       Modified Nucleotides and Methods                        Mar. 31, 1987
(Canada)                        of Preparing and Using Same
                                David C. Ward et al.
------------------------------------------------------------------------------------------------------
1 223 831                       Modified Nucleotides, Methods of                        Jul. 7, 1987
(Canada)                        Preparing and Utilizing and
                                Compositions Containing the Same
                                Dean L. Engelhardt et al.
------------------------------------------------------------------------------------------------------
EP 0 285 057 B1                 Modified Nucleotides, Methods of                        May 10, 1988
                                Preparing and Utilizing and
                                Compositions Containing the Same
                                Dean L. Engelhardt et al.
------------------------------------------------------------------------------------------------------
EP 0 063 879 B1                 Modified Nucleotides and Methods                        Nov. 23, 1989
                                of Preparing and Using Same
                                David C. Ward et al.
------------------------------------------------------------------------------------------------------
1,237,369                       Visualization Polymers and Their                        May 31, 1988
                                Application to Diagnostic Medicine
                                David C. Ward et al.
------------------------------------------------------------------------------------------------------
1,254,525                       Kit for Terminally Chemically                           May 23, 1989
                                Labeling DNA
                                Christine L. Brakel et al.
------------------------------------------------------------------------------------------------------
1,256,023                       Method of Radioactively Labeling                        June 20, 1989
                                Diagnostic and Therapeutic Agents
                                Containing a Chelating Group
                                Jannis Stavrianopoulos
------------------------------------------------------------------------------------------------------
1,260,368                       Composition and Method for the                          Sept. 26, 1989
                                Detection of the Presence of a Polynucleotide
                                Sequence of Interest Elazar Rabbani et al.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
1,260,372                       Hybridization Method for the                            Sept. 26, 1989
                                Detection of Genetic Materials
                                Elazar Rabbani et al.
======================================================================================================

=====================================================================================================
Patent Number                                                                           Publication
(Country)                             Title/Inventor                                        Date
                                                                                      of Patent Grant
-----------------------------------------------------------------------------------------------------
1,268,115                       Method and Composition for                             April 24, 1990
                                Detecting Analyte Moieties
                                Solomon Mowshowitz
-----------------------------------------------------------------------------------------------------
1,281,283                       Method for Detecting an Analyte                         Mar. 12, 1991
(Canada)                        Moiety by Means of Signal
                                Localization
                                Elazar Rabbani
-----------------------------------------------------------------------------------------------------
1,285,330                       Analyte Detection by Means of                           June 25, 1991
                                Energy Transfer
                                Jannis Stavrianopoulos et al.
-----------------------------------------------------------------------------------------------------
1,288,811                       Assay Method Utilizing                                  Nov. 3, 1987
                                Polynucleotide Sequences
                                Robert Pergolizzi et al.
-----------------------------------------------------------------------------------------------------
EP 0 133 473 B1                 In Vivo Labelling of Polynucleotide                     March 23,
                                Sequences                                               1994
                                Jannis Stavrianopoulos et al.
-----------------------------------------------------------------------------------------------------
EP 0 173 339 B1                 Composition and Method for the                          Jan. 22, 1992
                                Detection of the Presence of a
                                Polynucleotide Sequence of Interest
                                Elazar Rabbani et al.
-----------------------------------------------------------------------------------------------------
EP 0 212 546 B1                 Method for Labeling Polynucleotide                      Apr. 1, 1992
                                Sequences
                                Jannis Stavrianopoulos et al.
-----------------------------------------------------------------------------------------------------
1,295,559                       Method for Labeling Polynucleotide                      Feb. 11, 1992
                                Sequences
                                Jannis Stavrianopoulos et al.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
1,299,073                       Nucleotide Sequence Composition                         Apr. 21, 1992
                                Method for Detection of Neisseria
(Canada)                        gonorrhoeae and Method for
                                Screening for a Nucleotide
                                Sequence that is Specific for a
                                Genetically Distinct Group
                                Andrew Lo & Huey-Lang Yang
-----------------------------------------------------------------------------------------------------
1,309,672                       Methods and Structures Employing                        Nov. 3, 1992
                                Non-Radioactive Chemically-Labeled
                                Polynucleotide Probes
                                Jannis Stavrianopoulos
=====================================================================================================

=====================================================================================================
Patent Number                                                                           Publication
(Country)                             Title/Inventor                                        Date
                                                                                      of Patent Grant
-----------------------------------------------------------------------------------------------------
1,314,503                       Detectable Moelcules, Method of                         March 16,
                                Preparation And Use                                     1993
                                Jannis Stavrianopoulos
-----------------------------------------------------------------------------------------------------
1,314,810                       Heterologous System for the                             March 23,
                                Detection of Chemically-Labeled                         1993
                                DNA and Other Biological Materials
                                Providing a Receptor or Target
                                Moiety Thereon
                                Elazar Rabbani
-----------------------------------------------------------------------------------------------------
EP 0 242 527 B1                 Analyte Detection by Means of                           May 13, 1992
                                Energy Transfer
                                Jannis Stavrianopoulos et al.
-----------------------------------------------------------------------------------------------------
1,315,222                       Polynucleotide Probes and a                             March 30,
                                Method for Their Preparation                            1993
                                David Mao et al.
-----------------------------------------------------------------------------------------------------
0 149 654 B1                    Detecting Agent Carrying Polymer                        Sep. 9, 1992
                                Having Multiple Units of
                                Visualization Monomer
                                David C. Ward et al.
-----------------------------------------------------------------------------------------------------
EP 0 097 373 B1                 Modified Nucleotides, Methods of                        Oct. 7, 1992
                                Preparing and Utilizing and
                                Compositions Containing the Same
                                Dean L. Engelhardt et al.
-----------------------------------------------------------------------------------------------------
EP 0 212 670 B1                 Method for Detecting an Analyte                         Nov. 4, 1992
                                Moiety by Means of Signal
                                Localization
                                Elazar Rabbani
-----------------------------------------------------------------------------------------------------
EP 0 117 440 B1                 Method and Structures Employing                         Apr. 7, 1993
                                Chemically-Labelled Polynucleotide
                                Probes
                                Jannis G. Stavrianopoulos et al.
-----------------------------------------------------------------------------------------------------

EP 0 244 860 B1                 Polynucleotide Probes and a                             Apr. 7, 1993
                                Method for their Preparation
                                David T. Mao et al.
=====================================================================================================

=====================================================================================================
Patent Number                                                                           Publication
(Country)                             Title/Inventor                                        Date
                                                                                      of Patent Grant
-----------------------------------------------------------------------------------------------------
EP 0 343 424 B1                 Method and Kit for Sample                               Apr. 21, 1993
                                Adherence to Test Substrate
                                Huey-Lang Yang et al.
-----------------------------------------------------------------------------------------------------

EP 0 159 719 B1                 Hybridization Method for the                            Jun. 30, 1993
                                Detection of Genetic Material
                                Dean Engelhardt et al.
-----------------------------------------------------------------------------------------------------
EP 0 122 614 B1                 Kit for Terminally Chemically                           Jul. 14, 1993
                                Labelling DNA
                                Christine Brakel
-----------------------------------------------------------------------------------------------------
EP 0 150 844 B1                 Method of Radioactively Labeling                        Jul. 28, 1993
                                Diagnostic and Therapeutic Agents
                                Containing a Chelating Group
                                Jannis Stavrianpoulos
-----------------------------------------------------------------------------------------------------
EP 0 237 737 B1                 A Composition Specific for                              Sep. 8, 1993
                                Neisseria Gonorrhoea
                                Andrew Lo et al.
=====================================================================================================

The PRODUCTS listed in Exhibit B are covered by one or more patents of Enzo, including the patents listed above.
This list may be updated quarterly at Enzo's discretion.

                                    EXHIBIT B

ENZO                                                            PRICE INDEX 1996

-------------------------------------------------------------------------------------------------------------------
NONRADIOACTIVE LABELING OF NUCLEIC ACIDS
-------------------------------------------------------------------------------------------------------------------
Cat. No. Product  Quantity Price

     BIOPROBE(R) NICK TRANSLATION DNA LABELING SYSTEM
           Nick Translation Labeling Kits
42710-11   Nick Translation Kit with Bio-11-dUTP.....................................25 reactions       $230.00
42710-12   Nick Translation Kit with Bio-16-dUTP.....................................25 reactions        230.00
42710-13   Nick Translation Kit with Bio-11-dCTP.....................................25 reactions        230.00
42710-14   Nick Translation Kit with Bio-7-dATP......................................25 reactions        230.00
42710-16   Nick Translation Kit with Fluorescein-12-dUTP.............................25 reactions        230.00

           Nick Translation Deoxynucleotide Packs

42711      Bio-11-dUTP for Nick Translation..........................................25 reactions        140.00
42712      Bio-16-dUTP for Nick Translation..........................................25 reactions        140.00
42713      Bio-11-dCTP for Nick Translation..........................................25 reactions        140.00
42714      Bio-7-dATP for Nick Translation...........................................25 reactions        140.00
42716      Fluorescein-12-dUTP for Nick Translation..................................25 reactions        140.00

           Nick Translation Reagent Pack

42710      Reagent Pack for Nick Translation.........................................25 reactions        105.00

     BIOPROBE(R) RANDOM PRIMED DNA LABELING SYSTEM
           Random Primed Labeling Kits

42720-21   Random Primed Labeling Kit with Bio-11-dUTP...............................25 reactions        230.00
42720-22   Random Primed Labeling Kit with Bio-16-dUTP...............................25 reactions        230.00
42720-23   Random Primed Labeling Kit with Bio-11-dCTP...............................25 reactions        230.00
42720-24   Random Primed Labeling Kit with Bio-7-dATP................................25 reactions        230.00
42720-26   Random Primed Labeling Kit with Fluorescein-12-dUTP.......................25 reactions        230.00

           Random Primed Deoxynucleotide Packs

42721      Bio-11-dUTP for Random Primed Labeling....................................25 reactions        140.00
42722      Bio-16-dUTP for Random Primed Labeling....................................25 reactions        140.00
42723      Bio-11-dCTP for Random Primed Labeling....................................25 reactions        140.00
42724      Bio-7-dATP for Random Primed Labeling.....................................25 reactions        140.00
42726      Fluorescein-12-dUTP for Random Primed Labeling............................25 reactions        140.00

           Random Primed Labeling Reagent Pack

42720      Reagent Pack for Random Primed Labeling...................................25 reactions        105.00

--------------------------------------------------------------------------------
NONRADIOACTIVE LABAELING OF NUCLEIC ACIDS

-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                     Quantity          Price

     BIOPROBE(R) 3' OLIGONUCLEOTIDE LABELING SYSTEM
           3' Oligo Labeling Kits
42730-31   3' Oligo Labeling Kit with Bio-16-ddUTP...................................25 reactions       $315.00
42730-33   3' Oligo Labeling Kit with Fluorescein-12-ddUTP...........................25 reactions        315.00

           3'Oligo Dideoxynucleotide Packs

42731      Bio-16-ddUTP for 3' Oligo Labeling........................................25 reactions        140.00
42733      Fluorescein-12-ddUTP for 3' Oligo Labeling................................25 reactions        140.00

           3' OligoTailing Kits

42730-41   3' Oligo Tailing Kit with Bio-11-dUTP.....................................25 reactions        315.00
42730-42   3' Oligo Tailing Kit with Bio-16-dUTP.....................................25 reactions        315.00
42730-43   3' Oligo Tailing Kit with Bio-11-dCTP.....................................25 reactions        315.00
42730-44   3' Oligo Tailing Kit with Bio-7-dATP......................................25 reactions        315.00
42730-46   3' Oligo Tailing Kit with Fluorescein-12-dUTP.............................25 reactions        315.00

           3'Oligo Deoxynucleotide Packs

42741      Bio-11-dUTP for 3' Oligo Tailing..........................................25 reactions        140.00
42742      Bio-16-dUTP for 3' Oligo Tailing..........................................25 reactions        140.00
42743      Bio-11-dCTP for 3' Oligo Tailing..........................................25 reactions        140.00
42744      Bio-7-dATP for 3' Oligo Tailing...........................................25 reactions        140.00
42746      Fluorescein-12-dUTP for 3' Oligo Tailing..................................25 reactions        140.00

           OligoBridge(TM) Labeling Kits

42730-36   OligoBridge(TM)Labeling Kit.................................................25 reactions        315.00

           OligoBridge(TM) Nucleotide Pack

42736      Nucleotide Pack for OligoBridge(TM)Labeling.................................25 reactions        140.00

           Oligo Labeling Reagent Pack

42730      Reagent Pack for Oligonucleotide Labeling.................................25 reactions        190.00

     BIOPROBE(R) RNA TRANSCRIPT LABELING SYSTEM
           RNA Labeling Kits

42750-51   RNA Labeling Kit with Bio-11-UTP..........................................20 reactions        330.00
42750-52   RNA Labeling Kit with Bio-16-UTP..........................................20 reactions        330.00
42750-53   RNA Labeling Kit with Bio-11-CTP..........................................20 reactions        330.00
42750-54   RNA Labeling Kit with Bio-17-ATP..........................................20 reactions        330.00
42750-56   RNA Labeling Kit with Fluorescein-12-UTP..................................20 reactions        330.00

-------------------------------------------------------------------------------------------------------------------
NONRADIOACTIVE LABAELING OF NUCLEIC ACIDS (continued)
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                     Quantity          Price

           Ribonucleotide Packs
42751      Bio-11-UTP for RNA Labeling...............................................25 reactions       $225.00
42752      Bio-16-UTP for RNA Labeling...............................................25 reactions        225.00
42733      Bio-11-CTP for RNA Labeling...............................................25 reactions        225.00
42754      Bio-17-ATP for RNA Labeling...............................................25 reactions        225.00
42756      Fluorescein-12-UTP for RNA Labeling.......................................25 reactions        225.00

           RNA Labeling Reagent Pack

42720      Reagent Pack for RNA Labeling.............................................25 reactions        225.00

-------------------------------------------------------------------------------------------------------------------
NUCLEOTIDES
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                     Quantity          Price

     DEOXYNUCLEOTIDES

42806      Bio-11-dUTP....................................................................50 nmol       $285.00
42811      Bio-16-dUTP....................................................................50 nmol        285.00
42816      Bio-11-dCTP....................................................................50 nmol        285.00
42812      Bio-AP3-dCTP.................................................................22.5 nmol        230.00
42819      Bio-7-dATP.....................................................................50 nmol        285.00
42831      Fluorescein-12-dUTP............................................................25 nmol        140.00
42841      Rhodamine-dUTP.................................................................25 nmol        140.00
42851      Coumarin-dUTP..................................................................25 nmol        140.00

     DIDEOXYNUCLEOTIDES

42813      Bio-16-ddUTP...................................................................25 nmol        140.00
42833      Fluorescein-12-ddUTP...........................................................25 nmol        140.00

     RIBONUCLEOTIDES

42815      Bio-11-UTP....................................................................250 nmol        140.00
42814      Bio-16-UTP....................................................................250 nmol        140.00
42818      Bio-11-CTP....................................................................250 nmol        140.00
42817      Bio-17-ATP....................................................................250 nmol        140.00
42834      Fluorescein-12-UTP............................................................250 nmol        140.00

-------------------------------------------------------------------------------------------------------------------
LABELING ACCESSORIES - GLASS FIBER FILTERS
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                     Quantity          Price

44524      Disc (24 mm diameter)..........................................................400/box       $ 60.00
44525      Disc (25 mm diameter)..........................................................400/box         60.00
44101      Rectangle (10.25 cm x 25.4 cm).................................................100/box        120.00

-------------------------------------------------------------------------------------------------------------------
MEMBRANE HYBRIDIZATION AND DETECTION
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                        Quantity        Price

     MaxSense(TM) Membrane Hybridization Systems
45500      MaxSense(TM) BioProbe(R) Membrane Hybridization System
                                        (for DNA & RNA Probes) .........10 blots 10 x 10 cm each         $135.00
45600      MaxSense(TM) OligoProbe Membrane Hybridization System
                                        (for Oligonucleotide Probes) ...10 blots 10 x 10 cm each          135.00

     MaxSense(TM) Detection Systems

45401      BioDETEK(R)HP Hrp Membrane Detection System...................................1000 cm2         195.00
45402      BioDETEK(R)Alk Membrane Detection System......................................1000 cm2         195.00
45405      FluorDETEK(R)Hrp Membrane Detection System....................................1000 cm2         195.00
45406      FluorDETEK(R)AP Membrane Detection System.....................................1000 cm2         195.00

     MaxSense(TM) BioProbe(R)Hybridization and Detection System Kits for DNA and RNA Probes

           Horseradish Peroxidase Detection System

45501      BioDETEK(R)HP Hrp Complete BioProbe(R)Membrane System..........10 blots 10 x 10 cm each        310.00
45505      FluorDETEK(R)Hrp Complete BioProbe(R)Membrane System...........10 blots 10 x 10 cm each        310.00

           Alkaline Phosphatase Detection System

45502      BioDETEK(R)Alk Complete BioProbe(R)Membrane System.............10 blots 10 x 10 cm each        310.00
45506      FluorDETEK(R)AP Complete BioProbe(R)Membrane System............10 blots 10 x 10 cm each        310.00

     MaxSense(TM) OligoProbe Hybridization and Detection System Kits for Oligonucleotide Probes

           Horseradish Peroxidase Detection System

45601      BioDETEK(R)HP Hrp Complete OligoProbe Membrane System..........10 blots 10 x 10 cm each        310.00
45605      FluorDETEK(R)Hrp Complete OligoProbe Membrane System...........10 blots 10 x 10 cm each        310.00

           Alkaline Phosphatase Detection System

45602      BioDETEK(R)Alk Complete OligoProbe Membrane System.............10 blots 10 x 10 cm each        310.00
45606      FluorDETEK(R)AP Complete OligoProbe Membrane System............10 blots 10 x 10 cm each        310.00

     MaxSense(TM) Hybridization and Detection System Accessories

45701      Hybridization Membrane..............................................roll, 30 cm x 3 m         225.00
45702      Hybridization Membrane........................................10 sheets, 15 cm x 10 cm         95.00
45703      Liquid Blocking Solution........................................................100 ml         50.00
45704      Liquid Blocking Reagent (concentrated)..........................................100 ml         80.00
45705      MaxSense(TM)BioProbe(R)Hybridization Buffer.....................................150 ml         50.00
45706      MaxSense(TM)OligoProbe Hybridization Buffer.....................................150 ml         50.00

-------------------------------------------------------------------------------------------------------------------
MEMBRANE HYBRIDIZATION AND DETECTION (continued)
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                     Quantity          Price

     Dot Blot System
46305      Dot Blot Hybridization and Detection Assay Kit............................100 test kit       $750.00
46305/C    Dot Blot Control DNA Pack.......................................................1 pack        170.00
46307      Dot Blot CMV Control DNA Pack...................................................1 pack        135.00
46308      Dot Blot HBV Control DNA Pack...................................................1 pack        135.00

-------------------------------------------------------------------------------------------------------------------
IN SITU HYBRIDIZATION ASSAY SYSTEMS
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                       Quantity         Price

     Simply Sensitive  Detection Systems

32830      Hrp - AEC System for in situ Detection.......................................20 slides        $95.00
32840      Hrp - DAB System for in situ  Detection......................................20 slides         95.00
32850      Fl-SA System for in situ Detection...........................................20 slides         95.00
32860      Alk Phos - INT / BCIP System for in situ Detection...........................20 slides         95.00
32870      Alk Phos - NBT / BCIP System for in situ Detection...........................20 slides         95.00


     Ultrasensitive Enhanced Detection Systems

32300      Enhanced Hrp - AEC System for in situ Detection..............................30 slides        140.00
32400      Enhanced Hrp - DAB System for in situ  Detection.............................30 slides        140.00
32500      Enhanced Fl -SA System for in situ Detection.................................30 slides        140.00
32600      Enhanced Alk Phos - INT / BCIP System for in situ Detection..................30 slides        140.00
32700      Enhanced Alk Phos - NBT / BCIP System for in situ Detection..................30 slides        140.00

     Simply Sensitive - Horseradish Peroxidase - AEC Detection

32801-30   PathoGene(R)Assay for Adenovirus / Hrp - AEC..................................20 slides        235.00
32802-30   PathoGene(R)Assay for Cytomegalovirus / Hrp - AEC.............................20 slides        235.00
32803-30   PathoGene(R)Assay for Epstein-Barr Virus / Hrp - AEC..........................20 slides        235.00
32804-30   PathoGene(R)Assay for Hepatitis B Virus / Hrp - AEC...........................20 slides        235.00
32805-30   PathoGene(R)Assay for Herpes Simplex Virus / Hrp - AEC........................20 slides        235.00
32806-30   PathoGene(R)Assay for Chlamydia trachomatis / Hrp - AEC.......................20 slides        235.00

     Simply Sensitive - Horseradish Peroxidase - DAB Detection

32801-40   PathoGene(R)Assay for Adenovirus / Hrp - DAB..................................20 slides        235.00
32802-40   PathoGene(R)Assay for Cytomegalovirus / Hrp - DAB.............................20 slides        235.00
32803-40   PathoGene(R)Assay for Epstein-Barr Virus / Hrp - DAB..........................20 slides        235.00
32804-40   PathoGene(R)Assay for Hepatitis B Virus / Hrp - DAB...........................20 slides        235.00
32805-40   PathoGene(R)Assay for Herpes Simplex Virus / Hrp - DAB........................20 slides        235.00
32806-40   PathoGene(R)Assay for Chlamydia trachomatis / Hrp - DAB.......................20 slides        235.00

IN SITU HYBRIDIZATION ASSAY SYSTEMS  (continued)
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                     Quantity          Price

           Simply Sensitive - Fluorescent Streptavidin Detection
32801-50   PathoGene(R)Assay for Adenovirus / Fl-SA......................................20 slides        235.00
32802-50   PathoGene(R)Assay for Cytomegalovirus / Fl-SA.................................20 slides        235.00
32803-50   PathoGene(R)Assay for Epstein-Barr Virus / Fl-SA..............................20 slides        235.00
32804-50   PathoGene(R)Assay for Hepatitis B Virus / Fl-SA...............................20 slides        235.00
32805-50   PathoGene(R)Assay for Herpes Simplex Virus / Fl-SA............................20 slides        235.00
32806-50   PathoGene(R)Assay for Chlamydia trachomatis / Fl-SA...........................20 slides        235.00


     Simply Sensitive - Alkaline Phosphatase - INT / BCIP Detection

32801-60    PathoGene(R)Assay for Adenovirus / Alk Phos - NBT / BCIP.....................20 slides       $235.00
32802-60    PathoGene(R)Assay for Cytomegalovirus / Alk Phos - NBT / BCIP................20 slides        235.00
32803-60    PathoGene(R)Assay for Epstein-Barr Virus / Alk Phos - NBT / BCIP.............20 slides        235.00
32804-60    PathoGene(R)Assay for Hepatitis B Virus / Alk Phos - NBT / BCIP..............20 slides        235.00
32805-60    PathoGene(R)Assay for Herpes Simplex Virus / Alk Phos - NBT / BCIP...........20 slides        235.00
32806-60    PathoGene(R)Assay for Chlamydia trachomatis / Alk Phos - NBT / BCIP..........20 slides        235.00


     Simply Sensitive - Alkaline Phosphatase - NBT / BCIP Detection

32801-70    PathoGene(R)Assay for Adenovirus / Alk Phos - NBT / BCIP.....................20 slides        235.00
32802-70    PathoGene(R)Assay for Cytomegalovirus / Alk Phos - NBT / BCIP................20 slides        235.00
32803-70    PathoGene(R)Assay for Epstein-Barr Virus / Alk Phos - NBT / BCIP.............20 slides        235.00
32804-70    PathoGene(R)Assay for Hepatitis B Virus / Alk Phos - NBT / BCIP..............20 slides        235.00
32805-70    PathoGene(R)Assay for Herpes Simplex Virus / Alk Phos - NBT / BCIP...........20 slides        235.00
32806-70    PathoGene(R)Assay for Chlamydia trachomatis / Alk Phos - NBT / BCIP..........20 slides        235.00


     Ultrasensitive Enhanced - Horseradish Peroxidase - AEC Detection

32801-33    PathoGene(R)Assay for Adenovirus / Enhanced Hrp - AEC .......................20 slides        290.00
32802-33    PathoGene(R)Assay for Cytomegalovirus / Enhanced Hrp - AEC...................20 slides        290.00
32803-33    PathoGene(R)Assay for Epstein-Barr Virus / Enhanced Hrp - AEC................20 slides        290.00
32804-33    PathoGene(R)Assay for Hepatitis B Virus / Enhanced Hrp - AEC.................20 slides        290.00
32805-33    PathoGene(R)Assay for Herpes Simplex Virus / Enhanced Hrp - AEC..............20 slides        290.00
32806-33    PathoGene(R)Assay for Chlamydia trachomatis / Enhanced Hrp - AEC.............20 slides        290.00


     Ultrasensitive Enhanced - Horseradish Peroxidase - DAB Detection

32801-44    PathoGene(R)Assay for Adenovirus / Enhanced Hrp - DAB........................20 slides        290.00
32802-44    PathoGene(R)Assay for Cytomegalovirus / Enhanced Hrp - DAB...................20 slides        290.00
32803-44    PathoGene(R)Assay for Epstein-Barr Virus / Enhanced Hrp - DAB................20 slides        290.00
32804-44    PathoGene(R)Assay for Hepatitis B Virus / Enhanced Hrp - DAB.................20 slides        290.00
32805-44    PathoGene(R)Assay for Herpes Simplex Virus / Enhanced Hrp - DAB..............20 slides        290.00
32806-44    PathoGene(R)Assay for Chlamydia trachomatis / Enhanced Hrp - DAB.............20 slides        290.00

IN SITU HYBRIDIZATION ASSAY SYSTEMS  (continued)
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                     Quantity          Price

     Ultrasensitive Enhanced - Fluorescent Streptavidin Detection
32801-55    PathoGene(R)Assay for Adenovirus / Enhanced Fl -SA...........................20 slides        290.00
32802-55    PathoGene(R)Assay for Cytomegalovirus / Enhanced Fl -SA......................20 slides        290.00
32803-55    PathoGene(R)Assay for Epstein-Barr Virus / Enhanced Fl -SA...................20 slides        290.00
32804-55    PathoGene(R)Assay for Hepatitis B Virus / Enhanced Fl -SA....................20 slides        290.00
32805-55    PathoGene(R)Assay for Herpes Simplex Virus / Enhanced Fl -SA.................20 slides        290.00
32806-55    PathoGene(R)Assay for Chlamydia trachomatis / Enhanced Fl -SA................20 slides        290.00

     Ultrasensitive Enhanced - Alkaline Phosphatase - INT / BCIP Detection

32801-66    PathoGene(R)Assay for Adenovirus / Enhanced Alk Phos - INT / BCIP............20 slides        290.00
32802-66    PathoGene(R)Assay for Cytomegalovirus / Enhanced Alk Phos - INT / BCIP.......20 slides        290.00
32803-66    PathoGene(R)Assay for Epstein-Barr Virus / Enhanced Alk Phos - INT / BCIP....20 slides        290.00
32804-66    PathoGene(R)Assay for Hepatitis B Virus / Enhanced Alk Phos - INT / BCIP.....20 slides        290.00
32805-66    PathoGene(R)Assay for Herpes Simplex Virus / Enhanced Alk Phos - INT / BCIP..20 slides        290.00
32806-66    PathoGene(R)Assay for Chlamydia trachomatis / Enhanced Alk Phos - INT / BCIP.20 slides        290.00


     Ultrasensitive Enhanced - Alkaline Phosphatase - NBT / BCIP Detection

32801-77    PathoGene(R)Assay for Adenovirus / Enhanced Alk Phos - NBT / BCIP............20 slides       $290.00
32802-77    PathoGene(R)Assay for Cytomegalovirus / Enhanced Alk Phos - NBT / BCIP.......20 slides        290.00
32803-77    PathoGene(R)Assay for Epstein-Barr Virus / Enhanced Alk Phos - NBT / BCIP....20 slides        290.00
32804-77    PathoGene(R)Assay for Hepatitis B Virus / Enhanced Alk Phos - NBT / BCIP.....20 slides        290.00
32805-77    PathoGene(R)Assay for Herpes Simplex Virus / Enhanced Alk Phos - NBT / BCIP..20 slides        290.00
32806-77    PathoGene(R)Assay for Chlamydia trachomatis / Enhanced Alk Phos - NBT / BCIP.20 slides        290.00


     PathoGene(R) Tissue Preparation Kit and Control Slides

32800      PathoGene(R)Tissue Preparation Kit........................................20 specimens        145.00

31871      Adenovirus Control Slide.......................................................1 slide         15.00
31872      Cytomegalovirus Control Slide..................................................1 slide         15.00
31873      Epstein-Barr Control Slide.....................................................1 slide         15.00
31875      Herpes Simplex Virus Control Slide.............................................1 slide         15.00
31876      Chlamydia trachomatis Control Slide............................................1 slide         15.00
31877      HPV 16 Probe Control Slide....................................................1 slide          15.00

     ApopDETEK(R) in situ Cell Death Assay Systems

32930      ApopDETEK(R)in situ Cell Death Assay / Hrp - AEC..............................20 slides        175.00
32940      ApopDETEK(R)in situ Cell Death Assay / Hrp - DAB..............................20 slides        175.00
32950      ApopDETEK(R)in situ Cell Death Assay / Fl -SA.................................20 slides        175.00
32960      ApopDETEK(R)in situ Cell Death Assay / Alk Phos - INT / BCIP..................20 slides        175.00
32970      ApopDETEK(R)in situ Cell Death Assay / Alk Phos - NBT / BCIP..................20 slides        175.00

-------------------------------------------------------------------------------------------------------------------
IN SITU HYBRIDIZATION ASSAY SYSTEMS  (continued)
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                       Quantity         Price

     Human Papillomavirus Identification Systems
32881      BioPap(R)Human Papillomavirus in situ Screening Assay for Cervical Smears...20 test kit        345.00
32892      BioPap(R)Human Papillomavirus in situ Typing Assay for
                  Cervical Specimens (Types 6/11, 16/18 and 31/33/51)..................10 test kit        305.00
32883      BioPap(R)Human Papillomavirus in situ Typing Assay
                  Cervical Specimen Transport Kit.................................for 10 specimens         35.00
32879      PathoGene(R)Human Papillomavirus in situ Screening Assay for
                  Tissue Sections .....................................................20 test kit        425.00
32895      PathoGene(R) Human Papillomavirus in situ Typing Assay for
                  Tissue Sections (Types 6/11, 16/18 and 31/33/51).....................10 test kit        305.00
32877      PathoGene(R)Hrp-AEC Human Papillomavirus in situ Typing Assay fo r
                  Tissue Sections (Types 6/11, 16/18 and 31/33/51).....................20 test kit        525.00
32874      PathoGene(R)Hrp-DAB Human Papillomavirus in situ Typing Assay for
                  Tissue Sections (Types 6/11, 16/18 and 31/33/51).....................20 test kit        525.00

     In Situ HYBRIDIZATION ASSAY ACCESSORIES

           Specimen Slides

31802-20   Pretreated slides / single well..............................................20 slides        $25.00
31802-100  Pretreated slides / single well.............................................100 slides         85.00
31803-20   Pretreated slides / double well..............................................20 slides         25.00
31803-100  Pretreated slides / double well.............................................100 slides         85.00

           Heating Blocks and Surface Thermometer

31500      Heating Block for use with 110V, 50/60 Hz.......................................1 unit        325.00
31508      Heating Block for use with 220V, 50 Hz..........................................1 unit        325.00
31580      Surface Thermometer.............................................................1 unit         30.00

           Biological Reagents and Buffers

33801      Proteinase K..................................................................2 x 5 mg         30.00
33808      In situ Hybridization Buffer (1.25 X concentrate)................................10 ml         25.00
33809      In situ Hybridization Wash Reagent...............................................30 ml         25.00
33802      Enzo Wash Buffer Salts.........................................3 Packets, 1 liter each         15.00
33803      Enzo SignaSure(R)Wash Buffer...................................3 Packets, 1 liter each         25.00
33805      Dilution Buffer for Alkaline Phosphatase-linked Detection Reagents..............100 ml         30.00
33804      Dilution Buffer for Horseradish Peroxidase-linked Detection Reagents............100 ml         30.00
33806      Dilution Buffer for Fluorescence-linked Streptavidin............................100 ml         30.00
33807      Dilution Buffer for Double Antibody Enhancement Procedures......................100 ml         30.00

-------------------------------------------------------------------------------------------------------------------
BIOPROBE(R) LABELED PROBES
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                       Quantity         Price

     Infectious Agents

40834      Adenovirus........................................................................2 ug       $175.00
40835      Cytomegalovirus...................................................................2 ug        175.00
40836      Epstein-Barr Virus................................................................2 ug        175.00
40837      Hepatitis B Virus.................................................................2 ug        175.00
40838      Herpes Simples Virus..............................................................2 ug        175.00
40839      Chlamydia trachomatis.............................................................2 ug        175.00
40842      Hepatitis A Virus.................................................................2 ug        175.00
40843      Mycoplasma pneumonia..............................................................2 ug        175.00
40845      SV40..............................................................................2 ug        175.00
40846      Campylobacter jejuni..............................................................2 ug        175.00
40847      JC Virus..........................................................................2 ug        175.00
40848      BK Virus..........................................................................2 ug        175.00

     Oncogenes

40714      c-Ha-ras..........................................................................2 ug        175.00
40717      c-Myc.............................................................................2 ug        175.00
40718      N-Myc.............................................................................2 ug        175.00

     Hybridization Controls

40840      Lambda............................................................................2 ug        175.00
40849      Blur 8  (human alu repeat)........................................................2 ug        175.00


-------------------------------------------------------------------------------------------------------------------
DETEK(R) SIGNAL GENERATING SYSTEMS
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                     Quantity          Price

     Fluorescent Biotin Detection

43818      DETEK(R)f  (Double Antibody Fuorescence Detection).......................for 200 slides       $200.00
43821      DETEK(R)FS (Fluorescent Streptavidin Detection)..........................for 100 slides        110.00

     DETEK(R) Colorimetric Signal Generating Systems

43820      DETEK(R)Hrp  Kit (Hrp - AEC Detection).....................500 ml working solution  or         150.00
           ...........................................................40 membranes (100 cm2 each)

43840      FluorDETEK(R)Hrp  Kit (Hrp - AEC Detection)................500 ml working solution  or         150.00
           ...........................................................40 membranes (100 cm2 each)

43822      DETEK(R)Alk  Kit (Alk Phos- NBT/BCIP Detection)............500 ml working solution  or         200.00
           ...........................................................40 membranes (100 cm2 each)

43842      FluorDETEK(R)AP  Kit (Alk Phos- NBT/BCIP Detection).........500 ml working solution  or        200.00
           ...........................................................40 membranes (100 cm2 each)

-------------------------------------------------------------------------------------------------------------------
DETEK(R) SIGNAL GENERATING SYSTEMS (continued)
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                     Quantity          Price

     Anti-Biotin Antibody Reagents
43823      DETEK(R)Enhancer Kit (Double Antibody Enhanced Detection).....................30 slides       125.00

43861      Rabbit anti-Biotin Antibody Concentrate........................400 ml working solution        210.00

     Colorimetric Signal Generating Reagents

43825      AEC Substrate Kit..............................................300 ml working solution         90.00
43826      DAB Substrate Kit..............................................300 ml working solution         90.00
43827      NBT/BCIP Substrate Kit.........................................400 ml working solution        125.00
43828      INT /BCIP Substrate Kit........................................400 ml working solution        125.00

-------------------------------------------------------------------------------------------------------------------
MICROPLATE HYBRIDIZATION ASSAYS
-------------------------------------------------------------------------------------------------------------------
Cat. No.  Product                                                                     Quantity          Price

46330      HIV 1 Microplate Hybridization Assay.......................................96 test kit       $625.00
46340      MTB Microplate Hybridization Assay.........................................96 test kit        625.00
46350      HBV (core antigen sequences)  Microplate Hybridization Assay...............96 test kit        625.00
46360      HIV 2 Microplate Hybridization Assay.......................................96 test kit        625.00
46380      HBV (surface antigen sequences) Microplate Hybridization Assay.............96 test kit        625.00
46353      Enhanced Microplate Hybridization Assay for Hepatitis B....................96 test kit        700.00
46354      Enhanced Microplate Hybridization Assay for Hepatitis B
                                             Serum Titration Standards.....................4 runs         50.00

46331      Oligonucleotide Pair SK38/SK39..............................................2 x 5 nmol       $175.00
46341      Oligonucleotide Pair MTB10/MTB11............................................2 x 5 nmol        175.00
46351      Oligonucleotide Pair HB01/HB02..............................................2 x 5 nmol        175.00
46355      Oligonucleotide Pair HB07/HB08..............................................2 x 5 nmol        175.00
46361      Oligonucleotide Pair VB306/VB310............................................2 x 5 nmol        175.00
46381      Oligonucleotide Pair HB011/HB014............................................2 x 5 nmol        175.00
46382      Oligonucleotide Pair HB012/HB013............................................2 x 5 nmol        175.00

-------------------------------------------------------------------------------------------------------------------
NONOCLONAL ANTIBODIES FOR IMMUNOPATHOLOGY
-------------------------------------------------------------------------------------------------------------------
Product                                               Cat. No.           Price        Cat. No.          Price
                                                    Ready-to-Use          for      Concentrated          for
                                                      Format             6 ml         Format            0.5 ml
anti-Cytokeratin, 35(beta)H11, (low MW, 52.5 kd)........30902           $110.00         34902          $140.00
anti-Cytokeratin, 34(beta)E12 Keratin-903(TM)
           (high MW, 68, 58, 56.5, 50 kd)...............30903            110.00         34903           140.00
anti-Cytokeratin, 34(beta)B4, (high MW, 68 kd)..........30904            110.00         34904           140.00
anti-Melanoma, HMB45....................................30930            110.00         34930           140.00
anti-Muscle Actin, HHF35................................30931            110.00         34931           140.00
anti-Neuroendocrine, PHE5...............................30932            110.00         34932           140.00
anti-Smooth Muscle Actin, CGA7..........................30933            110.00         34933           140.00
anti-GFAP...............................................30934            110.00         34934           140.00
anti-Macrophage, HAM56..................................30935            110.00         34934           140.00

                                    EXHIBIT C


                                                Continuing Guaranty
                                                Baxter Healthcare Corporation
                                                Deerfield, Illinois 60015-4633

Vendor:  Enzo Diagnostics, Inc.
         60 Executive Blvd.
         Farmingdatel, NY 11735

1. Compliance with Laws: Vendor guarantees that each product shipped to, or on the order of, Baxter Healthcare Corporation or any affiliated corporation ("Baxter") is as of the date of shipment in compliance with all federal, state and local laws, regulations, rules and orders.

         Vendor specifically guarantees that:
         (Equal opportunity statement-required because Baxter is a government contractor) The products are not manufactured or sold in violation of any applicable Equal Employment Opportunity requirements, including those set forth in Section 202 of Executive Order 11246, as amended.

2. Insurance: Vendor agrees to procure and maintain general comprehensive liability insurance covering each occurrence of bodily injury and property damage in the amount of not less than One Million Dollars ($1,000,000) combined single limit (or such higher limits as Baxter shall reasonably request) with endorsements for product and completed operations, blanket contractual liability, and vendor's liability. Vendor shall on or before delivery of first PRODUCT, furnish a certificate of insurance evidencing the foregoing coverages and limits, stating that the insurer shall give Baxter written notice at least thirty (30) days prior to any cancellation, non-renewal or material change in coverage. At Baxter's request, Vendor will also provide assurance of such insurance.

3. Indemnification: Vendor agrees to indemnify and hold harmless Baxter from any liability, loss, expense, cost, claim or judgment, arising out of:

         a. (Products Liability) Any claim for property damage, or personal injury or death where the product is alleged to have caused or contributed to the damage, injury or death. This indemnification does not extent to injuries, damages or death to the extent caused by negligence on the part of Baxter or any of its employees or agents.

         b. (Patent infringement) Any claim that the products infringe the patent, trademark or other proprietary rights of any other party.

4. Recalls: Vendor agrees that it will reimburse Baxter for costs associated with product corrective actions (including recalls), except those recalls that result from Baxter negligence.

5. Survival of Guaranty: This guaranty shall be continuing and shall be binding upon the Vendor and his or its heirs, executors, administrators, successors and/or assigns and shall inure to the benefit of Baxter, its successors and assigns and to the benefit of its officers, directors, agents and employees.

Date:

Corporate Seal   Enzo Diagnostics, Inc.
                 ---------------------------------------------------------------
                 Corporate Name or Name Under Which Business is Conducted

Attect: (If Corporation)

                 _______________________________________________________________
                 Signataure & Title of Authorized Officer, Partner or Proprietor

Secretary
                 _______________________________________________________________
                 Printed Name & Title of Authorized Officer, Partner of
                 Proprietor


                                      - 2 -